UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2025

N2OFF, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40403	26-4684680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HaPardes 134 (Meshek Sander) Neve Yarak, Israel	4994500
(Address of principal executive offices)	(Zip Code)

(347) 468 9583

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	NITO	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1.01 Entry into a Material Agreement.

As previously disclosed in its Current Report on Form 8-K filed on May 13, 2025, on May 12, 2025, N2OFF, Inc., a Nevada corporation (the “Company”), entered into a Purchase Agreement (the “Purchase Agreement”) with YA II PN, Ltd. (the “Investor”), pursuant to which the Investor committed to advance to the Company the aggregate principal amount of $3,000,000 (the “Advance”), of which (i) up to $1,500,000 will be made available upon the request of the Company, which may be made within 60 days following the date a new registration statement has been filed with the Securities and Exchange Commission (the “SEC”) registering the resale of shares issuable pursuant to a Standby Equity Purchase Agreement, dated as of December 22, 2023 (the “SEPA”) between the Company and the Investor, and (ii) up to $1,500,000 will be made available upon the request of the Company which may be made within 60 days following the date that said registration statement is declared effective, with each advance to be evidence by a promissory note issued to the Investor.

As previously disclosed in its Current Report on Form 8-K filed on July 28, 2025, on July 25, 2025, the Company entered into an amendment (the “Amendment”) to the Purchase Agreement. Pursuant to the Amendment, among other things, the promissory notes to be issued pursuant to the Purchase Agreement were revised to reflect extended payment terms and certain other modifications as agreed upon by the parties.

On August 12, 2025, pursuant to the terms and conditions of the Purchase Agreement, as amended, the Investor paid to the Company the first portion of the Advance in the amount of $1,500,000 and the Company issued a promissory note in the principal amount of $1,500,000 to the Investor (the “Note”).

The foregoing description of the Note is not complete and is qualified in its entirety by reference to the full text of the Note. A copy of the Note is filed hereto as Exhibit 10.1, and which is incorporated herein by reference in its entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 is incorporated herein by reference into this Item 3.02. The Note, pursuant to the terms of the Purchase Agreement as amended will be issued in a transaction exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.

10.1	Promissory Note, dated as of August 12, 2025, between N2OFF, Inc. and YA II PN, Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N2OFF, Inc.

Date: August 13, 2025	By:	/s/ David Palach
	Name:	David Palach
	Title:	Chief Executive Officer